UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2019

Precision Therapeutics Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2915 Commers Drive, Suite 900 Eagan, Minnesota	55121
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (651) 389-4800

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction between Precision and Helomics. In connection with the proposed transaction, Precision has filed a registration statement on Form S-4, containing a proxy statement/prospectus (the “S-4”) with the Securities and Exchange Commission (“SEC”). This communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Precision has filed or may file with the SEC or that Precision or Helomics has sent or may send to their respective security holders in connection with the proposed transaction.

SECURITY HOLDERS OF HELOMICS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain copies of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov after they are filed. Copies of documents filed with the SEC by Precision will be made available free of charge on Precision’s website at www.precisiontherapeutics.com.

Item 8.01	Other Events.

Explanatory Note. This Form 8-K/A amends and restates the content of the Form 8-K report filed by Precision Therapeutics Inc. (the “Company” or “Precision”) on January 22, 2019. The audited financial statements of Helomics Holding Corporation (“Helomics”) and the pro forma financial information referred to below has been revised as set forth in Exhibits 99.1 and 99.2 hereto.

On October 26, 2018, Precision entered into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”) with Helomics Acquisition, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), and Helomics.

The audited financial statements of Helomics as of September 30, 2018 and for the nine-month period ended September 30, 2018 are attached hereto as Exhibit 99.1.

Certain pro forma combined financial information of the Company as of September 30, 2018 and for the nine-month period ended September 30, 2018, giving effect to the merger of Helomics with and into Merger Sub pursuant to the Merger Agreement, is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c)       Not applicable.

(d)       Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm— Schneider Downs & Co., Inc.
99.1	Financial Statements of Helomics Holding Corporation
99.2	Pro Forma Combined Financial Information of Precision Therapeutics Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION THERAPEUTICS inc.

By:	/s/ Bob Myers
Name: Bob Myers
Title: Chief Financial Officer

Date: January 28, 2019